QUARTERLY REPORT
Syntax Stratified U.S. Total Market ETF
September 30, 2021

Syntax Stratified U.S. Total Market ETF
Schedule of Investments
September 30, 2021 (Unaudited)

Security Description	Shares	Value
EXCHANGE-TRADED FUNDS—100.0%
Syntax Stratified Large Cap ETF(a)	204,368	$13,488,288
Syntax Stratified MidCap ETF(a)	40,740	1,599,346
Syntax Stratified SmallCap ETF(a)	15,669	813,596
TOTAL INVESTMENTS—100.0% (Cost $15,003,077)		15,901,230
OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%*		6,955
NET ASSETS—100.0%		$15,908,185

(a)	Affiliated investment. The Fund's transactions and earnings are as follows:
Affiliated Investments	Value March 18, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2021	Shares as of September 30, 2021	Dividend Income	Net Capital Gain Distributions
Syntax Stratified Large Cap ETF	$—	$17,847,256	$(5,669,017)	$388,370	$921,679	$13,488,288	204,368	$—	$—
Syntax Stratified MidCap ETF	—	2,212,563	(624,483)	21,589	(10,323)	1,599,346	40,740	—	—
Syntax Stratified SmallCap ETF	—	1,128,554	(310,320)	8,565	(13,203)	813,596	15,669	—	—
Total	$—	$21,188,373	$(6,603,820)	$418,524	$898,153	$15,901,230	260,777	$—	$—

*	Amount shown represents less than 0.05% of net assets.

ETF=Exchange Traded Fund
The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2021.
Description	Level 1	Level 2	Level 3	Total
Syntax Stratified U.S. Total Market ETF
INVESTMENTS:
Exchange-Traded Funds	$15,901,230	$—	$—	$15,901,230
Total	$15,901,230	$—	$—	$15,901,230
ASSET TYPE	PERCENTAGE OF NET ASSETS
Large Cap ETF	84.8%
Mid Cap ETF	10.1
Small Cap ETF	5.1
Other Assets in Excess of Liabilities	0.0*
Total	100.0%

*	Amount shown represents less than 0.05% of net assets.

Syntax Stratified U.S. Total Market ETF
Notes to Schedule of Investments
September 30, 2021 (Unaudited)

Investment Valuation
The following methodologies are used to determine the market value or fair value of investments.
Market Value: Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
Fair Valuation: Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
The three levels of the fair value hierarchy are as follows:
•	Level 1 — Quoted prices in active markets for identical investments
•	Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — Significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)
The value of the Fund’s investments according to the fair value hierarchy as of September 30, 2021 is disclosed in the Fund’s respective Schedule of Investments.
Other information regarding the Fund is available on the Fund's website at www.syntaxadvisors.com as well as on the website of the Securities and Exchange Commission at www.sec.gov.
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